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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 6, 2007

COLLEGE LOAN CORPORATION TRUST II
(Issuer of the Notes)

COLLEGE LOAN LLC
(Depositor of the Issuer of the Notes) (Exact name of Registrant as specified in its charter)

Delaware	333-136003-01	56-6679044

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

16855 W. Bernardo Drive, Suite 100, San Diego, California	92127

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(888) 972-6311

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement

On March 6, 2007, College Loan Corporation Trust II (the “Issuer”) issued in a registered offering $1,500,000,000 of its Series 2007-1 Student Loan Asset-Backed Notes (the “Notes”).

The Issuer is a master trust established in 2007. In connection with the issuance of the Notes, the Issuer entered into an Indenture of Trust with Deutsche Bank Trust Company Americas, as trustee (the “Trustee”) and as eligible lender trustee (the “ELT”), and a related First Supplemental Indenture of Trust with the Trustee, each dated as of March 1, 2007. On February 27, 2007, College Loan Corporation (“CLC” or the “Issuer Administrator”) and the Issuer entered into an Underwriting Agreement related to the Issuer’s LIBOR rate Notes with UBS Securities LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as underwriters, and on March 5, 2007, CLC and the Issuer entered into an Underwriting Agreement related to the Issuer’s auction rate Notes with UBS Securities LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc., as underwriters.

Item 9.01.      Financial Statements and Exhibits.

           (d) Exhibits

                Exhibit No.

                1.1 Underwriting Agreement related to the Issuer’s LIBOR rate Notes, dated February 27, 2007, among CLC, the Issuer, UBS Securities LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc.

                1.2 Underwriting Agreement related to the Issuer’s auction rate Notes, dated March 5, 2007, among CLC, the Issuer, UBS Securities LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc.

                4.1 Amended and Restated Trust Agreement, dated as of March 1, 2007, between College Loan LLC and Wilmington Trust Company (the “Delaware Trustee”).

                 4.2 Indenture of Trust, dated as of March 1, 2007, among the Issuer, the Trustee and the ELT.

                 4.3 First Supplemental Indenture of Trust, dated as of March 1, 2007, between the Issuer and the Trustee.

                5.1 Opinion and consent of Stroock & Stroock & Lavan LLP, dated March 6, 2007, with respect to the due authorization, enforceability and legality of the Notes.

                8.1 Opinion of Stroock & Stroock & Lavan LLP, dated March 6, 2007, with respect to certain federal income tax matters (contained in Exhibit 5.1).

                99.1 Master Servicing Agreement, dated as of March 1, 2007, between the Issuer and CLC.

                99.2 Federal FFELP Origination/Servicing Agreement, dated June 1, 2006, between CLC and CLC Servicing.

                99.3 Administration Agreement, dated as of March 1, 2007, among the Issuer Administrator, the Issuer, the Delaware Trustee, the Trustee and the ELT.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 12, 2007	College Loan Corporation Trust II By: College Loan LLC, as Depositor, By: Corporation, as Sole Economic Member By: /s/ John Falb Name: John Falb Title: SVP of Capital Markets

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement related to the Issuer’s LIBOR rate notes, dated February 27, 2007, among CLC, the Issuer, UBS Securities LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as underwriters.

1.2	Underwriting Agreement related to the Issuer’s auction rate notes, dated March 5, 2007, among CLC, the Issuer, UBS Securities LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc., as underwriters.

4.1	Amended and Restated Trust Agreement, dated as of March 1, 2007, between College Loan LLC and the Delaware Trustee.

4.2	Indenture of Trust, dated as of March 1, 2007, among the Issuer, the Trustee and the ELT.

4.3	First Supplemental Indenture of Trust, dated as of March 1, 2007, between the Issuer and the Trustee.

5.1	Opinion and consent of Stroock & Stroock & Lavan LLP, dated March 6, 2007, with respect to the due authorization, enforceability and legality of the Notes.

8.1	Opinion of Stroock & Stroock & Lavan LLP, dated March 6, 2007, with respect to certain federal income tax matters (contained in Exhibit 5.1).

99.1	Master Servicing Agreement, dated as of March 1, 2007, between the Issuer and CLC.

99.2	Federal FFELP Origination/Servicing Agreement, dated June 1, 2006, between CLC and CLC Servicing.

99.3	Administration Agreement, dated as of March 1, 2007, among the Issuer Administrator, the Issuer, the Delaware Trustee, the Trustee and the ELT.